SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 10, 2001


                             ASPI EUROPE, INC.
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           (Exact name of registrant as specified in its charter)


     Delaware                  000-26809                   91-1962104
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(State or other        (Commission File Number)  (I.R.S. Employer Identification
 jurisdiction of                                               No.)
  incorporation)


        1940 West 11th Avenue, Vancouver, British Columbia, V6J 2C6 Canada
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                      (Address of principal executive offices)


Registrant's telephone number, including area code:  (604) 687-7661


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              (Former Name or Former Address, if Changed Since Last Report)



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Item 7.  Exhibits

99.1     Press Release

Item 9.  Regulation FD Disclosure

On July 10, 2001, ASPi Europe, Inc. issued a press release that is attached as an exhibit to this Form 8-K and is herein incorporated by reference.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ASPI EUROPE, INC.

Date:  July 10, 2000              /s/ F. Thomas Winters III
                                 -----------------------------------------------
                                 F. Thomas Winters III, Chief Executive Officer



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